UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest reported): June 18, 2024

BJ’S RESTAURANTS, INC. (Exact name of registrant as specified in its charter)

California	0-21423	33-0485615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7755 Center Avenue Suite 300 Huntington Beach, California	92647
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (714) 500-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	BJRI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	At the Annual Meeting of Shareholders of the Company held on June 18, 2024, the Company’s shareholders, upon the recommendation of the Board of Directors, ratified and approved the BJ’s Restaurants, Inc. 2024 Equity Incentive Plan (the “2024 Plan”). A brief summary of the 2024 Plan was included as part of Proposal No. 2 contained on pages 26-36 of the Company’s proxy statement on Schedule 14A for its 2024 Annual Meeting of shareholders, as filed with the Securities and Exchange Commission on April 30, 2024, and is incorporated herein. The information regarding the 2024 Plan contained herein is qualified in its entirety by reference to the actual terms of the 2024 Plan, which is filed as Exhibit 10.1 hereto and incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
10.1	BJ’s Restaurants, Inc. 2024 Equity Incentive Plan, incorporated by reference to Exhibit 10.1 to Form 8-K filed on June 21, 2024
10.2	Form of Restricted Stock Unit Agreement for non-employee directors under the 2024 Equity Incentive Plan
10.3	Form of Restricted Stock Unit Award Certificate for non-employee directors under the 2024 Equity Incentive Plan
10.4	Form of Restricted Stock Unit Agreement for employees under the 2024 Equity Incentive Plan
10.5	Form of Restricted Stock Unit Award Certificate for employees under the 2024 Equity Incentive Plan
10.6	Form of Performance Stock Unit Agreement under the 2024 Equity Incentive Plan
10.7	Form of Performance Stock Unit Award Certificate under the 2024 Equity Incentive Plan
10.8	Form of Stock Option Agreement under the 2024 Equity Incentive Plan
10.9	Form of Notice of Grant of Stock Option under the 2024 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 25, 2024	BJ’S RESTAURANTS, INC.
(Registrant)

	By:	/s/ KENDRA D. MILLER
Kendra D. Miller,
Executive Vice President, General Counsel and Corporate Secretary